Supplement to the
Fidelity® Variable Insurance Products
Freedom 2045 Portfolio
Initial Class, Service Class, and Service Class 2
April 30, 2014
Summary Prospectus
As Revised May 19, 2014

Notwithstanding any information in the prospectus to the contrary, effective on or about August 1, 2014 Strategic Advisers, Inc. may vary asset allocations within the asset classes identified in the prospectus (domestic equity funds, international equity funds, bond funds and short-term funds) from the target asset allocations in each fund's fund summary. Strategic Advisers may utilize this strategy to allow portfolio managers to express their cyclical asset class views within predefined risk parameters. In implementing this strategy, Strategic Advisers, Inc. may vary exposure to asset classes as follows:

Asset Class

Range

Equity Funds (domestic and international)	+/- 10% (aggregate limit)
Bond Funds	+/- 10%
Short Term Debt Funds	+/- 10%

As a result of this strategy, the asset allocations shown in the prospectus are referred to as "neutral" allocations because they do not reflect any decisions made by Strategic Advisers to overweight or underweight a particular asset class.

The following information supplements information under "Principal Investment Risks" in the "Fund Summary" section of the prospectus.

Active Allocation Risk. Strategic Advisers has discretion to increase or decrease the exposure to the asset classes listed above. This strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

VIPF2045-SUM-14-01  August 1, 2014
1.9859681.100